KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Consolidated Portfolio of Investments - March 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 52.7%	Shares	Value
Grayscale Bitcoin Trust BTC(a)(b)	2,142,099	$135,316,395
ProShares UltraPro QQQ	3,240	199,454
ProShares UltraPro Short QQQ(c)	19,120	200,378
TOTAL EXCHANGE TRADED FUNDS (Cost $6,966,191)		135,716,227

COMMON STOCKS - 27.7%	Shares	Value
Administrative and Support Services - 0.0%(d)
CreditRiskMonitor.com, Inc.(a)	780	1,654

Aerospace and Defense - 5.9%
CACI International, Inc. - Class A(a)	40,000	15,153,200

Broadcasting (except Internet) - 0.3%
Atlanta Braves Holdings, Inc. - Class A(a)	8,000	335,200
Atlanta Braves Holdings, Inc. - Class C(a)	8,000	312,480
EW Scripps Co. - Class A(a)	20,000	78,600
		726,280
Data Processing, Hosting, and Related Services - 1.7%
Mastercard, Inc. - Class A	5,900	2,841,263
Verisk Analytics, Inc.	7,000	1,650,110
		4,491,373
Entertainment - 0.1%
IG Port, Inc.	3,200	141,419

Funds, Trusts, and Other Financial Vehicles - 0.3%
Mesabi Trust	37,900	670,830

Global Exchanges - 0.0%(d)
Japan Exchange Group, Inc. - ADR	4,000	54,160

Management of Companies and Enterprises - 0.6%
Galaxy Digital Holdings Ltd.(a)	140,000	1,495,552

Oil and Gas Extraction - 14.4%
Permian Basin Royalty Trust	14,750	178,475
Texas Pacific Land Corp.	63,078	36,491,253
		36,669,728

Other Motor Vehicle Dealers - 0.0%(d)
Copart, Inc.(a)	400	23,168

Performing Arts, Spectator Sports, and Related Industries - 0.1%
Madison Square Garden Entertainment Corp.(a)	4,000	156,840
Sphere Entertainment Co.(a)	4,000	196,320
		353,160
Professional, Scientific, and Technical Services - 0.0%(d)
Cookpad, Inc.(a)	48,000	42,806

Securities and Commodities Exchanges - 1.7%
Bakkt Holdings, Inc.(a)(c)	1,282,400	589,648
CME Group, Inc.	4,180	899,912
Miami International Holdings, Inc.(a)(e)	268,000	2,760,400
Nasdaq, Inc.	2,100	132,510
		4,382,470
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.6%
OTC Markets Group, Inc. - Class A - Class A	121,000	6,685,250
S&P Global, Inc.	113	48,076
		6,733,326
TOTAL COMMON STOCKS (Cost $44,058,059)		70,939,126

WARRANTS - 0.1%	Contracts	Value
Securities and Commodities Exchanges - 0.1%
Miami International Holdings, Inc., Expires 04/01/2026, Exercise Price $7.50(a)(e)	40,819	133,886
TOTAL WARRANTS (Cost $0)		133,886

TOTAL INVESTMENTS - 80.5% (Cost $51,024,250)		$206,789,239
Other Assets in Excess of Liabilities - 19.5%		50,110,847
TOTAL NET ASSETS - 100.0%		$256,900,086

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)
All or a portion of this security is on loan as of March 31, 2024. The total market value of these securities was $768,441 which represented 0.3% of net assets. The total collateral for the loaned securities was cash in the amount of $ 1,444,611.

(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $2,894,286 or 1.1% of net assets as of March 31, 2024.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third-party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2024, 1.13%, 1.66%, 2.78%, and 0.09% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Paradigm Portfolio, respectively, were fair valued securities. The other Master Portfolio and Spin-off Fund did not hold any fair-valued securities at March 31, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Internet Portfolio

The following is a summary of the inputs used to value The Internet Portfolio's net assets as of March 31, 2024:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$68,178,726	$–	$–	$68,178,726
Exchange Traded Funds	135,716,226	–	2,760,400	138,476,626
Warrants	–	–	133,886	133,886
Total Investments in Securities	$203,894,952	$–	$2,894,286	$206,789,238

During the period ended March 31, 2024, there were no transfers into or out of Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2023	$2,896,327
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	(2,041)
Net purchases and/or acquisitions
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of March 31, 2024	$2,894,286

Description	Fair Value at 3/31/2024	Valuation Techniques	Unobservable Input	Range**
Common Stocks	$2,760,400	Discounted Cash Flow	Volatility	18.8%
		Option Pricing Model	Discount for Lack of Marketability	5.0%
			Weighted Average Cost of Capital	14.3%
			Years to Maturity	6.5
			Risk-Free Rate	4.8%
Warrants	$133,886	Discounted Cash Flow	Volatility	18.8%
		Option Pricing Model	Discount for Lack of Marketability	12.5%
			Weighted Average Cost of Capital	14.3%
			Years to Maturity	6.5
			Risk-Free Rate	4.8%

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect.
Significant changes in these inputs could result in significantly higher or lower fair value measurements.